UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 15, 2005

                         SCIENTIFIC LEARNING CORPORATION
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

            000-24547                                 94-3234458
      (Commission File No.)               (IRS Employer Identification No.)

                       300 Frank H. Ogawa Plaza, Suite 600
                                Oakland, CA 94612
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (510) 444-3500

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Item 2.02. Results of Operations and Financial Condition.

      The information contained herein and in the accompanying exhibits is being "furnished" under this Item and shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except as may be expressly incorporated into such filing by specific reference to this filing.

      On April 14, 2005, Scientific Learning Corporation (the "Company") announced via press release the Company's results for its fourth quarter and year ended December 31, 2004. On April 15, 2005 the Company conducted a publicly available conference call discussing those results. A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. A copy of the transcript from the conference call, together with supplementary information referred to in the conference call that is posted on the Company's web site, is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                 SCIENTIFIC LEARNING CORPORATION


Dated: April 19, 2005                            By: /s/ Jane A. Freeman
                                                     -------------------
                                                     Jane A. Freeman
                                                     Chief Financial Officer


                                       1.
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                                INDEX TO EXHIBITS

Exhibit
Number      Description

99.1        Press Release of Scientific Learning Corporation dated April 14,
            2005.

99.2 Transcript of conference call hosted by Scientific Learning Corporation on April 15, 2005 to discuss results for its fourth quarter and year ended December 31, 2004 including supplementary information referred to in the conference call and posted on the Company's web site.


                                       2.